Exhibit 10.1

October 11, 2019

The Michaels Companies, Inc.

8000 Bent Branch Drive

Irving, Texas 75063

Ladies and Gentlemen:

Reference is made to the Investor Agreement, dated as of June 26, 2014 (the “Investor Agreement”), by and among The Michaels Companies, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Company”), and each Person that executed the Investor Agreement and is listed as an “Investor” on the signature pages thereto. Capitalized or other terms used herein and not defined herein but defined in the Investor Agreement shall have the meanings ascribed to them in the Investor Agreement.

The undersigned Blackstone Investors hereby irrevocably waive their rights pursuant to Sections 2.1 and 2.2 of the Investor Agreement to nominate and/or designate persons to the Board.

The undersigned Blackstone Investors hereby further agree that, with respect to all Common Stock collectively held by them in excess of 9.99% of the outstanding Common Stock of the Company at the time in question (such shares, “Excess Shares”), the undersigned Blackstone Investors shall vote or cause to be voted at all meetings of the stockholders of the Company, or vote, consent or approve in any other circumstances, upon which such vote, consent or other approval (including a written consent) is sought or obtained by or from the stockholders of the Company, all Excess Shares in the same manner (including by voting “for” or “against,” abstaining or withholding votes) as, and in the same proportion to, the votes cast “for” or “against,” and abstentions or vote withholdings made, in respect of all Common Stock held by holders of Common Stock (other than the Common Stock held by the undersigned Blackstone Investors).

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Very truly yours,

BLACKSTONE CAPITAL PARTNERS V, L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Peter Wallace
	Name:	Peter Wallace
	Title:	Senior Managing Director

BCP V-S L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Peter Wallace
	Name:	Peter Wallace
	Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Peter Wallace
	Name:	Peter Wallace
	Title:	Senior Managing Director

Blackstone Family Investment Partnership V - SMD L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Peter Wallace
	Name:	Peter Wallace
	Title:	Senior Managing Director

[Signature Page to Waiver Letter]

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Peter Wallace
	Name:	Peter Wallace
	Title:	Senior Managing Director

BCP CO-INVESTORS L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Peter Wallace
	Name:	Peter Wallace
	Title:	Senior Managing Director

ACKNOWLEDGED AND AGREED:

THE MICHAELS COMPANIES, INC.

By:	/s/ Navin Rao
Name:	Navin Rao
Title:	Vice President and Secretary

THE MAJORITY BAIN INVESTORS

BAIN CAPITAL INTEGRAL INVESTORS 2006, LLC
By: Bain Capital Investors, LLC
its administrative member

By:	/s/ Joshua Bekenstein
Name:	Joshua Bekenstein
Title:	Authorized Signatory

BCIP TCV, LLC
By: Boylston Coinvestors, LLC
its administrative member

By:	/s/ Joshua Bekenstein
Name:	Joshua Bekenstein
Title:	Authorized Signatory

[Signature Page to Waiver Letter]